                                                                    Exhibit 10.1



                                                               Loan No. 99-407

                              AMENDED AND RESTATED
                             SUBORDINATION AGREEMENT


                  THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Agreement") is made as of November 6, 2000, by and among the entities listed on Exhibit A hereto, each a Delaware corporation (collectively, "Borrowers"), BALANCED CARE CORPORATION, a Delaware corporation ("BCC"), the entities listed on Exhibit D hereto, each a Delaware corporation, which are direct or indirect subsidiaries of BCC and shareholders of one or more of the Borrowers (collectively "BCC Subs", and collectively with BCC, "Pledgor"), FRR Investments Limited, a Cayman Islands corporation ("FRR"), IPC Advisors, S.a.r.l., a Luxembourg corporation ("IPC"), HR Investments Limited, a Cayman Islands corporation ("HR"), RH Investments Limited, a Cayman Islands corporation ("RH"), VXM Investments Limited, a Cayman Islands corporation ("VXM") (FRR, IPC, RH, HR and VXM, together with any successors or assigns in such capacity, are collectively referred to herein as the "Junior Lender"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, (together with any successors or assigns in such capacity, "Senior Creditor").

                              W I T N E S S E T H:

                  WHEREAS, Borrowers, BCC, BCC Subs, FRR, IPC and Senior Creditor are parties to that certain Subordination Agreement dated as of November 6, 2000 (the "Original Subordination Agreement");

                  WHEREAS, Borrowers have executed and delivered a Second Amended and Restated Promissory Note A in the principal amount of Thirty Million Six Hundred Thousand and No/100 Dollars ($30,600,000.00) in favor of Senior Creditor (the "Senior Note A"), a Second Amended and Restated Subordinated Promissory Note B in the principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) in favor of Senior Creditor (the "Senior Note B"; Senior Note A and Senior Note B being referred to herein collectively as the "Senior Notes"), and a Promissory Note C in the principal amount of Five Million and No/100 Dollars ($5,000,000.00) in favor of Senior Creditor ("Note C");

                  WHEREAS, in connection with the execution and delivery of this Agreement, (i) a reserve account originally funded with


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some of the proceeds of Note C was disbursed to Senior Creditor to repay, in part, Note C, (ii) Note C was repaid in its entirety, and (iii) a Third Amendment to Loan Documents dated the date hereof (the "Third Amendment") was entered into among Borrowers, BCC, Senior Creditor and certain affiliates of BCC and Borrowers;

                  WHEREAS, all amounts owed by Borrowers to Senior Creditor under the Senior Notes or otherwise under the Senior Security Documents (as defined below) and all amounts owed by BCC Borrowers (as defined in the Third Amendment) to Senior Creditor pursuant to the Revolving Credit Facility Loan Documents (as defined in (and amended by) the Third Amendment) or otherwise are being hereinafter referred to collectively as the "Senior Debt;"

                  WHEREAS, the Senior Debt is secured by, among other things, those certain mortgages and deeds of trust, each dated December 30, 1999 listed on Exhibit B hereto, as each has been amended (together with the Revolving Credit Facility Mortgages (as defined in (and amended by) the Third Amendment), collectively, the "Senior Mortgages"), covering certain real property including the real property more particularly described on Exhibit C attached hereto and incorporated herein by reference (together with the properties encumbered by the Revolving Credit Facility Mortgages, collectively, the "Properties");

                  WHEREAS, (i) FRR agreed to loan an amount not to exceed Seven Million and No/100 Dollars ($7,000,000.00) to BCC, which loan was evidenced by a Series One 1999 BCC Discount Note dated December 29, 1999, executed by BCC in favor of FRR, and which loan was subsequently repaid in full, and (ii) BCC has executed and delivered in favor of IPC that certain Indemnification, Defense, Hold Harmless and Reimbursement Agreement dated as of December 29, 1999 (the "Indemnification Agreement");

                  WHEREAS, some or all of the Junior Lenders have agreed to loan BCC (through one or more disbursements and evidenced by one or more notes) an amount not to exceed Eight Million and No/100 Dollars ($8,000,000.00) in aggregate (the note(s) evidencing such loan being referred to (collectively) as the "Junior Note");

                  WHEREAS, the indebtedness and other obligations of BCC to each Junior Lender under the Indemnification Agreement, and the indebtedness and other obligations of the Borrowers to each Junior Lender pursuant to the Junior Note, is hereinafter referred to collectively as the "Junior Debt";



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                  WHEREAS, the Junior Debt is secured by a Pledge Agreement
pursuant to which Pledgor is pledging the capital stock of Borrowers (the "Stock") to Junior Lender as security for the Junior Debt (as amended by that certain Amendment and Joinder to Stock Pledge Agreement dated the date hereof, the "Pledge Agreement", and together with the Junior Note and Indemnification Agreement, the "Junior Loan Documents");

                  WHEREAS, Junior Lender has agreed to fully subordinate the Junior Debt and the Junior Loan Documents to the Senior Debt and Senior Security Documents;

                  WHEREAS, that certain Loan Agreement dated December 30, 1999 among Senior Creditor and Borrowers, as amended to date, including by the Third Amendment (the "Loan Agreement"), the Senior Mortgages, the Senior Notes and all other documents evidencing, securing or otherwise executed in connection with the Senior Notes or the Senior Debt (other than this Agreement), together with the Revolving Credit Facility Loan Documents are referred to herein as the "Senior Security Documents;"

                  WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings as signed to them in the Loan Agreement; and

                  WHEREAS, the parties intend that the Original Subordination Agreement is hereby amended and restated in its entirety to read as provided in this Agreement.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the parties agree as follows:

                  1. The Junior Loan Documents and the Junior Debt and the liens, security interests and assignments created thereunder (including without limitation the Pledge Agreement and any liens created thereby) are and shall continue to be expressly subject and subordinate to (a) the Senior Debt and the liens, security interests and assignments created by the Senior Security Documents (regardless of the relative times and method of attachment or perfection thereof or the order of filing, of financing statements, mortgages, deeds of trust, assignments or other security agreements or documents, or anything in the Junior Loan Documents or this Agreement to the contrary); (b) all the terms, covenants and conditions contained in the Senior Security Documents and any extensions, replacements, consolidation, modifications and supplements thereto, including without limitation any and all advances (whether or not obligatory), in




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whatever amounts and whenever made, with interest thereon, and to any expenses, charges and fees incurred thereby, including any and all advances, interest, expenses, charges and fees which may increase the indebtedness secured by the Senior Security Documents above the original principal amount thereof and any post-petition interest which accrues, or would have accrued but for such filing, after the commencement of any case under the Federal Bankruptcy Code, to the full extent of all of the foregoing; and (c) any amounts advanced or incurred, in the sole judgment of Senior Creditor whether or not in accordance with the Senior Security Documents, for the benefit of the Properties or for costs and expenses associated with the Senior Debt or otherwise. In foreclosing on the Senior Creditor's security interests and liens, Senior Creditor may proceed to foreclose on its security interests and liens in any manner which Senior Creditor, in its sole discretion, chooses, even though a higher price might have been realized if Senior Creditor had proceeded to foreclose on its security interests and liens in another manner. Notwithstanding the foregoing to the contrary, nothing in this Agreement shall be construed to prevent Junior Lender from receiving (i) payment of the obligations under the Indemnification Agreement at any time from BCC, (ii) so long as no Event of Default has occurred and is continuing under (and as defined in) any of the Senior Security Documents, regularly scheduled interest payments under the Junior Note may be made by BCC to the Junior Lender, and (iii) so long as (1) BCC obtains new funds to repay the Junior Note from either (A) an equity contribution (without an increase in BCC's liabilities as would be the case, for example, if convertible debt were issued, as opposed to common or preferred stock) or (B) new debt incurred by BCC which debt is consented to by Senior Creditor (whose consent will not be unreasonably withheld), and which new debt is subject to a complete standstill and subordination in favor of Senior Creditor by the holder of such debt, pursuant to a written agreement in substantially the form of this Agreement, and (2) no Event of Default has occurred and is continuing under (and as defined in) any of the Senior Security Documents, payment due under the Junior Note upon maturity (as the maturity date may be extended from time to time) (the payments described in clauses (i), (ii) and (iii) of this sentence being referred to collectively as the "Permitted Payments").

                  2. (a) Until the Senior Debt has been satisfied in full, Junior Lender shall not be entitled to receive or retain any payment made by BCC, any of the BCC Borrowers, any of the Borrowers or any of the BCC Subs with respect to the Junior Debt or under the Junior Loan Documents, except for the Permitted




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Payments. The BCC Subs, BCC, BCC Borrowers and Borrowers agree that they shall not, directly or indirectly, make any payments (whether of principal, interest or otherwise) on account of the Junior Debt (other than the Permitted Payments) or redeem, purchase or otherwise acquire, directly or indirectly, any Junior Debt, and Junior Lender agrees that it will not accept any such payment (other than the Permitted Payments) or payment from any other source including, without limitation, proceeds of insurance or any condemnation award or participate in any such redemption, purchase or other acquisition.

                           (b) Until the Senior Debt has been  satisfied in
full, Junior Lender agrees that it shall not exercise any remedies whatsoever under the Junior Loan Documents, including without limitation, any remedies with respect to the capital shares of any of the Borrowers or of any of the Pledgors (or if applicable at any time hereafter, any of the BCC Borrowers), whether under the Junior Loan Documents or otherwise.

                           (c) Until the Senior Debt has been fully satisfied,
Junior Lender shall not take, require or accept from BCC, any BCC Borrower, any Borrower or any BCC Sub any security or collateral for the Junior Debt or any guaranty of the Junior Debt (except for pledges of shares by the Pledgor and other security granted by the Pledgor under the Pledge Agreement).

                  3. At all times during which the Senior Debt is outstanding, Junior Lender agrees that it shall not (i) vote for any plan of reorganization of BCC Borrowers, Borrowers or Pledgor without the written consent of the Senior Creditor; (ii) commence or join with any other creditor or creditors of BCC Borrowers, Borrowers or Pledgor in commencing any bankruptcy, reorganization or insolvency proceeding against BCC Borrowers, Borrowers or Pledgor; (iii) object to any motion filed in any bankruptcy proceeding that rents from the Properties, or any of them, shall constitute cash collateral of the Senior Creditor; (iv) oppose any motion filed by the Senior Creditor to lift the automatic stay in a bankruptcy proceeding; or (v) take any action to appoint a receiver for Pledgor, Borrowers, BCC Borrowers or any of the Properties.

                  4. Nothing contained in this Agreement is intended to or shall impair the obligations of Borrowers, BCC and BCC Borrowers, which are absolute and unconditional, to pay to Senior Creditor the principal of the prepayment premium, if any, and the interest on the Senior Debt as and when the same shall become due and payable in accordance with its terms, or to affect the



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relative rights of Senior Creditor and creditors of BCC Borrowers, Borrowers or
Pledgor, other than Junior Lender.

                  5. Should any payment on account of, or any stock as collateral (or other collateral) for any part of, the Junior Debt be paid to Junior Lender in violation of the terms of this Agreement, such payment or collateral shall be delivered forthwith to Senior Creditor by the recipient for application to the Senior Debt, in the form received. Senior Creditor is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by Junior Lender in trust for Senior Creditor and shall not be commingled with other funds or property of Junior Lender.

                  6. Each of FRR, IPC, HR, RH and VXM represents that it has not transferred or assigned its rights under the Junior Note, in the case of HR, RH and VXM, and the Indemnification Agreement, in the case of IPC, and no part thereof has been subordinated in favor of anyone except Senior Creditor. Junior Lender may not sell, assign or transfer its collateral interest in the Stock or its interest in the Junior Note or any of the Junior Loan Documents without Senior Creditor's consent.

                  7. The rights in favor of Senior Creditor created hereunder are solely for its benefit and protection and for the benefit and protection of its participants, successors and assigns. Nothing herein contained shall impose on Senior Creditor any duties with respect to any property of BCC Borrowers, Borrowers, Pledgor or the Junior Lender.

                  8. Senior Creditor is hereby authorized to demand specific performance of this Agreement, whether or not BCC Borrowers, Borrowers or Pledgor shall have complied with the provisions hereof applicable to it, at any time when Junior Lender shall have failed to comply with any provision hereof applicable to it. Junior Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by Senior Creditor. Junior Lender consents that, without the necessity of any reservation of rights against Junior Lender, and without notice to or further assent by Junior Lender:

                  (a) any demand for payment of any Senior Debt may be rescinded in whole or in part, and any Senior Debt may continue;



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                  (b) the Senior Debt, or the liability of BCC, BCC Borrowers,
Borrowers or any other party upon or for any part thereof, or any collateral security therefor or guaranty thereof or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, modified, compromised, waived, surrendered or released;

                  (c) the Senior Notes and any other agreement or instrument evidencing the Senior Debt or governing the terms of the Senior Debt, and any collateral security documents or guaranties or documents signed in connection therewith, and the Revolving Credit Facility Loan Documents, may be amended, modified, supplemented or terminated, in whole or in part, as Senior Creditor may deem advisable from time to time; and

                  (d) any collateral security at any time held by the Senior Creditor for the payment of any of the Senior Debt may be sold, waived, surrendered or released, and Senior Creditor may take any other action it deems desirable with respect to the collateral for the Senior Debt.

                  9. Junior Lender shall execute and deliver to the Senior Creditor such further instruments and shall take such further action as the Senior Creditor may reasonably request from time to time in order to carry out the provisions and intent of this Agreement or to enable Senior Creditor to exercise and enforce its rights and remedies hereunder.

                  10. Junior Lender and Senior Creditor agree to provide to each other estoppel certificates current to the date of such request within thirty
(30) business days of the request of the other party, but not more frequently than three times per year, which estoppel certificate shall provide that the Junior Debt or Senior Debt (as the case may be) is in full force and effect, that, to the affirming party's knowledge, no defaults have occurred and are continuing thereunder, and as to any other matters reasonably requested by the requesting party.

                  11. Junior Lender agrees that in the event of a casualty to one or more of the Properties or a condemnation or taking under a power of eminent domain of all or any portion of one or more of the Properties, or a threat of such a condemnation or taking, all adjustments of insurance claims, condemnation claims and settlements in anticipation of such a condemnation or taking shall be prosecuted, at Senior Creditor's election, by Senior Creditor or at Senior Creditor's direction pursuant to the terms and provisions of the Senior Security Documents, and all payments and settlements of insurance claims or condemnation



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awards or payments in anticipation of condemnation or a taking shall be paid to
Senior Creditor or at Senior Creditor's direction for use and application pursuant to the terms and provisions of the Senior Security Documents. Junior Lender irrevocably assigns to Senior Creditor all of its interest, if any, in any such claims, settlements or awards and irrevocably grants to Senior Creditor authorization to execute any and all documents on Junior Lender's behalf necessary in connection with the prosecution or settlement of such claims, awards and payments.

                  12. The execution of this Agreement shall not create or be construed as creating a partnership, joint venture or other joint enterprise between the Senior Creditor and the Junior Lender, and shall not be construed as creating any special relationship between Senior Creditor and Junior Lender. Except as provided in Sections 5 and 15, nothing in this Agreement shall be construed to constitute the Senior Creditor or the Junior Lender as trustee or other fiduciary for the other or to impose on either of them any duty, responsibility or obligation other than those expressly provided for herein, including, without limitation, any duty of good faith and fair dealing. Each of the Senior Creditor and the Junior Lender has, independently and without reliance on the other and based on such documents and information as it has deemed appropriate, made its own credit analysis of the BCC Borrowers, Borrowers and/or Pledgor, as applicable, and agrees that it will, independently and without reliance upon the other, and based on such documents and information as it shall deem appropriate at the time, continue to make its own independent analysis and decisions in taking or not taking action under this Agreement, the Senior Security Documents or the Junior Loan Documents, respectively.

                  13. In the event there exists a conflict between the terms and provisions of the Senior Security Documents, the Junior Loan Documents and this Agreement, the terms and provisions of this Agreement will prevail. Senior Lender hereby consents to, and waives any default under the Senior Security Documents in connection with, the execution and delivery of the Junior Loan Documents, and the performance thereunder of the parties thereto, subject to the terms and conditions of this Agreement.

                  14. If Junior Lender shall acquire by subrogation or otherwise, any lien, estate, right, or other interest in the Properties which is or may be prior in right to the Senior Creditor, including, but not limited to, advances made by the Junior Lender for real estate taxes and assessments, such lien, estate, right or other interest shall be subordinate to the



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Senior Security Documents and Junior Lender shall not exercise any such subrogation or other rights until all amounts due under the Senior Security Documents are paid in full and all obligations thereunder are fully satisfied.

                  15. Upon any distribution of the assets of one or more of BCC, the BCC Borrowers or the Borrowers in connection with any dissolution, winding up, liquidation or reorganization of one or more of BCC, the BCC Borrowers or the Borrowers (whether in bankruptcy proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of BCC, a BCC Borrower or a Borrower or otherwise), or the distribution of insurance proceeds or condemnation awards received with respect to one or more of the Properties in the event of a casualty or condemnation, Senior Creditor shall first be entitled to receive payment in full of all Senior Creditor claims which claims shall include, without limitation, the right to payment in full of the Senior Debt (the "Senior Claims") before Junior Lender shall be entitled to receive any payment from such proceeds in respect of the claims of the Junior Lender (the "Junior Claims"). Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets of BCC, a BCC Borrower or Borrower of any kind or character, whether in cash, property or securities, to which Senior Creditor is entitled shall be made directly to Senior Creditor by the liquidating trustee or agent or other persons making such payment or distribution (whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise) (a "Paying Party"). If the aggregate amount of such payments or distributions on the Senior Claims is insufficient to pay the Senior Claims in full, then Junior Lender hereby irrevocably authorizes the Paying Party to remit promptly to Senior Creditor, and Junior Lender hereby assigns to Senior Creditor, the lesser of the proceeds Junior Lender is entitled to receive by reason of any payment or distribution on the Junior Claims, or the difference between the aggregate amount of the Senior Claims and the proceeds Senior Creditor receives by reason of any payment on distribution on the Senior Claims. In furtherance of the foregoing, but not by way of limitation thereof, if one or more of BCC, the BCC Borrowers or the Borrowers are subject to any proceeding, with the result that BCC, such BCC Borrower or BCC Borrowers or such Borrower or Borrowers, as applicable, are excused from the obligation to pay all or part of the interest otherwise payable in respect of the Senior Claims during the period subsequent to the commencement of any such Proceedings, Junior Lender agrees that such interest (calculated at the rate of interest set forth in the Senior Security Documents) shall be



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payable out of payments or distributions made by the Paying Party in respect of the Junior Claims.

                  If any payment or distribution of assets of BCC, a BCC Borrower or a Borrower of any kind or character (including any distribution of insurance proceeds or condemnation awards received with respect to the Property owned by BCC, such BCC Borrower or such Borrower in the event of a casualty or condemnation), whether in cash, property or securities, and whether or not pursuant to any dissolution, winding up, liquidation or reorganization, not permitted by or in accordance with the provisions of this Agreement shall be received by Junior Lender in connection with the Junior Claims, such payment or distribution to Junior Lender shall be held in trust for the benefit of, and shall be paid over or delivered to, Senior Creditor, or to its representative, in precisely the form received (except for the endorsement or assignment of Junior Lender where necessary). In the event of any failure by Junior Lender to make any such endorsement or assignment, Senior Creditor is hereby irrevocably authorized to make same.

                  16. This Agreement shall be binding upon the parties hereto until all of the Senior Debt shall have been paid and fully satisfied.

                  17. Junior Lender agrees that: (a) Senior Creditor shall be entitled to manage and supervise the Senior Debt and its relationship to Borrowers, BCC Borrowers and BCC as it deems appropriate under the circumstances; (b) Senior Creditor shall not have any responsibility to Junior Lender to advise it of information known to Senior Creditor regarding the financial condition of the BCC Borrowers, the Borrowers or Pledgor or of any circumstances bearing upon the risk of nonpayment of the Senior Debt or any other indebtedness of the BCC Borrowers, Borrowers or Pledgor; and (c) Senior Creditor shall have the right at all times to determine the order in which any or all of the collateral for the Senior Debt shall be subjected to the remedies provided by the Senior Security Documents. In any event, Senior Creditor shall not have any liability to Junior Lender for, and Junior Lender hereby waives any claim which it may now or hereafter have against Senior Creditor arising out of any amendment to, waiver or departure from, any term of the Senior Security Documents and any and all actions to which Senior Creditor, takes or omits to take with respect to the BCC Borrowers, Borrowers, Pledgor, the Senior Security Documents or any collateral (including, without limitation, (i) actions with respect to the taking, perfection or release of liens or security interests in any other collateral, (ii) actions with respect to



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the foreclosure upon sale of, release of or failure to realize upon, any collateral or to the collection of the Senior Debt or the valuation, use or protection of any collateral, and (iii) actions under any guaranty of the Senior Debt.)

                  18. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          If to Senior Creditor:       Heller Healthcare Finance, Inc.
                                       Loan No. 99-407
                                       2 Wisconsin Circle
                                       Suite 400
                                       Chevy Chase, Maryland 20815
                                       Attn:  Manager, Portfolio
                                              Administration Group
                                       Facsimile No. (301) 664-9866

          with a copy to:              Heller Healthcare Finance, Inc.
                                       Loan No. 99-407
                                       816 Congress Avenue
                                       Suite 1900
                                       Austin, Texas  78701
                                       Attn:Diana Pennington,
                                                V.P. and Chief Counsel
                                                Senior Living Group
                                       Facsimile No. (512) 505-5487

          with a copy to:              Heller Healthcare Finance, Inc.
                                       Loan No. 99-407
                                       500 West Monroe Street
                                       Chicago, Illinois  60661
                                       Attn:Kevin McMeen,
                                                Senior Vice President
                                       Facsimile No. (312) 441-7119



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

          If to Junior Lender:         IPC Advisors S.a.r.l.
                                       28, rue Jean Baptiste Fresez
                                       Luxembourg L-1542
                                       Attn:J.B. Unsworth
                                       Facsimile No.:  (352) 2620-1713

          with a copy to:              FRR Investments Limited
                                       Walter House
                                       Mary Street
                                       George Town, Grand Cayman
                                       Attn:J.B. Unsworth
                                       Facsimile No.:  (3120) 623-2285

          and with copies to:          Goodman, Phillips & Vineberg
                                       250 Young Street, Suite 2400
                                       Toronto, Ontario M5B 2M6
                                       Attn:Stephen Pincus, Esq.
                                       Facsimile No.:  (416) 979-1234

                                       Alliance Finance B.V.
                                       Herengracht 483, 1017 BT
                                       Amsterdam, Netherlands
                                       Attn:J.B. Unsworth
                                       Facsimile No.:  (3120) 623-2285

          If to Borrowers, BCC         Balanced Care Corporation
          BCC or the BCC Subs:         1215 Manor Drive
                                       Mechanicsburg, Pennsylvania  17055
                                       Attn:Clint Fegan, Chief
                                            Financial Officer
                                       Telecopy: (717) 796-6150

          with a copy to:              Balanced Care Corporation
                                       1215 Manor Drive
                                       Mechanicsburg, Pennsylvania 17055
                                       Attn:Robin L. Barber, Esq.
                                       Telecopy:  (717) 796-6294

          with a copy to:              Kirkpatrick & Lockhart LLP
                                       1500 Oliver Building
                                       Pittsburgh, Pennsylvania  15222
                                       Attn: Steven J. Adelkoff, Esq.
                                       Telecopy:  (412) 355-6501

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  For purposes of this Section, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in Chicago, Illinois, and a day which is not any of the first, second, seventh or eighth day of Passover, the first or second day of Shavuoth, the first or second day of Rosh Hashanah, Yom Kippur, the first or second day of Sukkoth, Shemini Azerth or Simchas Torah.

                  19. Time is of the essence with respect to the obligations contained herein.

                  20. The Agreement shall be binding upon BCC, BCC Borrowers, BCC Subs, Borrowers, Senior Creditor, Junior Lender and their respective successors and assigns, and shall inure to the benefit of Senior Creditor and its successors and assigns. The terms "Borrowers", "BCC", "BCC Subs" and "BCC Borrowers" as used herein shall also refer to their respective successors and assigns, including, without limitation, a receiver, trustee, custodian or debtor in possession.

                  21. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by each of the parties hereto.

                  22. This Agreement and the rights and obligations of the parties hereunder shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of Illinois (without regard to conflicts of laws principles) and the applicable laws of the United States of America. PLEDGOR, BORROWERS, BCC BORROWERS AND JUNIOR LENDER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO SENIOR CREDITOR'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. PLEDGOR, BORROWERS, BCC BORROWERS AND JUNIOR LENDER EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. PLEDGOR, BORROWERS, BCC BORROWERS AND JUNIOR LENDER HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON PLEDGOR, BORROWERS, BCC BORROWERS AND JUNIOR LENDER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED

TO PLEDGOR, BORROWERS, BCC BORROWERS AND JUNIOR LENDER, AT THE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                  23. Pledgor, BCC Borrowers and Borrowers are executing this Agreement for the sole purpose of evidencing their consent to the terms hereof and the agreements made between Senior Creditor and Junior Lender evidenced hereby; however, none of Pledgor, BCC Borrowers or Borrowers shall be entitled to enforce any of the provisions of this Agreement, but nonetheless are permitted to rely on (i) the consent by Senior Creditor to the pledge to Junior Lender of the stock owned by Pledgor in Borrowers, and (ii) the waiver of any default under any Senior Security Document as a result of entering into the Pledge Agreement and making the Junior Debt. There are no third party beneficiaries to this Agreement.

                  24. Notwithstanding any other provision of this Agreement which may be to the contrary: (i) any debt or obligation which is or becomes secured by the Pledge Agreement shall automatically and without further documentation irrevocably become part of the Junior Debt for all purposes of this Agreement and all documents, notes, debentures, agreements or other instruments evidencing or securing such debt or obligations shall automatically and without further documentation irrevocably become Junior Loan Documents for all purposes of this Agreement; provided, however, nothing in this clause (i) shall be deemed to constitute the consent of Senior Creditor to any debt incurred hereafter by BCC (other than the debt evidenced (or to be evidenced) by the Junior Note as defined above), Borrowers, BCC Subs or BCC Borrowers, when such consent is required under the terms of the Senior Security Documents; (ii) Junior Lender and their affiliates will not make additional loans or provide other financial assistance (other than the debt evidenced (or to be evidenced) by the Junior Note as defined above), without regard to how they are documented (as notes, convertible securities or otherwise), to BCC, Borrowers, BCC Subs, BCC Borrowers or their affiliates, if doing so would cause a default under any of the Senior Security Documents, without in each instance obtaining the prior written consent of Senior Creditor; (iii) Junior Lender and their affiliates will not take additional security to secure any existing or future debt or obligations of BCC, Borrowers, BCC Subs, BCC Borrowers or their affiliates, if doing so would cause a default under any of the Senior Security Documents, without in each instance obtaining the prior written consent of Senior Creditor;
(iv) if Senior Creditor consents to any debt or other financial assistance described in clause (ii) above, in the exercise of Senior Creditor's reasonable discretion, Senior

Creditor may require as a condition to its consent, that such debt or other financial assistance become part of the Junior Debt for all purposes of this Agreement and, if required as a condition to Senior Creditor's consent, all documents, notes, debentures, agreements or other instruments evidencing or securing such debt or other financial assistance shall automatically and without further documentation irrevocably become part of the Junior Loan Documents and subject to the provisions of this Agreement; and (v) if Senior Creditor consents to any security described in clause (iii) above, all documents, notes, debentures, agreements or other instruments evidencing such security interests shall automatically and without further documentation irrevocably become Junior Loan Documents for all purposes of this Agreement. Junior Lender shall give Senior Creditor prompt written notice as to any debts or obligations which become secured by the Pledge Agreement.

                  {remainder of page intentionally left blank}

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            JUNIOR LENDER:

                                            IPC Advisors, S.a.r.l.

                                            By:/s/J.B. Unsworth
                                            Name: J.B. Unsworth
                                            Title:   Manager

                                            FRR Investments Limited

                                            By:/s/J.B. Unsworth
                                            Name: J.B. Unsworth
                                            Title:   Director

                                            HR Investments Limited

                                            By: /s/J.B. Unsworth
                                            Name: J.B. Unsworth
                                            Title:   Director

                                            RH Investments Limited

                                            By: /s/J.B. Unsworth
                                            Name: J.B. Unsworth
                                            Title:   Director

                                            VXM Investments Limited

                                            By: /s/J.B. Unsworth
                                            Name: J.B. Unsworth
                                            Title:   Director

                                            SENIOR CREDITOR:

                                            HELLER HEALTHCARE FINANCE, INC., a
                                            Delaware corporation

                                            By:/s/Steven M. Curwin
                                            Name: Steven M. Curwin
                                            Title: EVP

                               BCC:

                               BALANCED CARE CORPORATION, a Delaware
                               corporation

                               By:/s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title:   Senior Vice President and
                               Counsel; Assistant Secretary

                               BORROWERS:

                               BALANCED CARE REALTY AT STATE COLLEGE,
                               INC., a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT ALTOONA, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT ALTOONA, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT LEWISTON, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT READING, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT BERWICK, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT SCRANTON, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT MAUMELLE, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT SHERWOOD, INC.,
                               a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT MOUNTAIN HOME,
                               INC., a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY AT MANSFIELD,
                               INC., a Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BCC SUBS:

                               BALANCED CARE REALTY I, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY II, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY III, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY IV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY V, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY VI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY VII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY VIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY IX, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY X, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XIV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XVI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XVII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XVIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XIX, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XX, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXIV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXVI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXVII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXVIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXIX, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXX, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXII, INC., a
                               Delaware corporation

                               By:/s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXIV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXV, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXVI, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXVII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXVIII, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BALANCED CARE REALTY XXXIX, INC., a
                               Delaware corporation

                               By: /s/Robin L. Barber
                               Name:    Robin L. Barber
                               Title: Vice President and Secretary

                               BCC BORROWERS:

                               BCC AT DARLINGTON, INC.,
                               a Delaware corporation

                               By/s/Robin L. Barber
                               Name Robin L. Barber
                               Its Vice President and Secretary

                               BALANCED CARE AT EYERS GROVE, INC.,
                               a Delaware corporation

                               By/s/Robin L. Barber
                               Name Robin L. Barber
                               Its Vice President and Secretary

                               BALANCED CARE AT BUTLER, INC.,
                               a Delaware corporation

                               By/s/Robin L. Barber
                               Name Robin L. Barber
                               Its Vice President and Secretary

                               BALANCED CARE AT SARVER, INC.,
                               a Delaware corporation

                               By/s/Robin L. Barber
                               Name Robin L. Barber
                               Its Vice President and Secretary

                               BALANCED CARE AT NORTH RIDGE, INC.,
                               a Delaware corporation

                               By/s/Robin L. Barber
                               Name Robin L. Barber
                               Its Vice President and Secretary

                                    EXHIBIT A

                                    Borrowers

1.       Balanced Care Realty at State College, Inc.
2.       Balanced Care Realty at Altoona, Inc.
3.       Balanced Care Realty at Lewiston, Inc.
4.       Balanced Care Realty at Reading, Inc.
5.       Balanced Care Realty at Berwick, Inc.
6.       Balanced Care Realty at Peckville, Inc.
7.       Balanced Care Realty at Scranton, Inc.
8.       Balanced Care Realty at Martinsburg, Inc.
9.       Balanced Care Realty at Maumelle, Inc.
10.      Balanced Care Realty at Sherwood, Inc.
11.      Balanced Care Realty at Mountain Home, Inc.
12.      Balanced Care Realty at Mansfield, Inc.

                                    EXHIBIT B

                                Senior Mortgages

1. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at State College, Inc. in favor of Senior Creditor, as amended

2. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Altoona, Inc. in favor of Senior Creditor, as amended

3. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Lewistown, Inc. in favor of Senior Creditor, as amended

4. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Reading, Inc. in favor of Senior Creditor, as amended

5. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Berwick, Inc. in favor of Senior Creditor, as amended

6. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Peckville, Inc. in favor of Senior Creditor, as amended

7. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Scranton, Inc. in favor of Senior Creditor, as amended

8. Credit Line Deed of Trust, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Martinsburg, Inc. in favor of Senior Creditor, as amended

9. Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Maumelle, Inc. in favor of Senior Creditor, as amended

10. Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Sherwood, Inc. in favor of Senior Creditor, as amended

11. Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Mountain Home, Inc. in favor of Senior Creditor, as amended

12. Open-End Mortgage, Assignment of Rents and Security Agreement executed by Balanced Care Realty at Mansfield, Inc. in favor of Senior Creditor, as amended

                                    EXHIBIT C

                                   Properties


                  Borrower                                   Property

Balanced Care Realty at State College, Inc.   1901 Circleville Road (Lot 2R, Valley Vista
                                              Drive), State College, PA 16803
                                              Fergusun Township, Centre County

Balanced Care Realty at Altoona, Inc.         170 Red Fox Drive, Duncansville, PA 16635
                                              Allegheny Township, Blair County

Balanced Care Realty at Lewistown, Inc.       55 Carriage House Lane, Reedsville, PA 17084
                                              Mifflin County

Balanced Care Realty at Reading, Inc.         9 Colin Court, Reading, PA 19606
                                              Exeter Township, Berks County

Balanced Care Realty at Berwick, Inc.         2050 West Front Street (State Route 11),
                                              Berwick, PA 18603
                                              Columbia County

Balanced Care Realty at Peckville, Inc.       Sturges Road, Peckville, PA 18452
                                              Mid Valley, Lackawanna County

Balanced Care Realty at Scranton, Inc.        815-819 Jeffersona Avenue, Scranton, PA 18503
                                              Lackawanna County

Balanced Care Realty at Martinsburg, Inc.     Gloucester Parkway,
                                              Martinsburg District, WV 25401
                                              Berkeley County

Balanced Care Realty at Maumelle, Inc.        100 Bringler Drive, Maumelle, AR 72113
                                              Pulaski County

Balanced Care Realty at Sherwood, Inc.        9880 Brockingham Road, Sherwood, AR 72120
                                              Pulaski County

Balanced Care Realty at Mountain Home, Inc.   715 West 6th Street, Mountain Home, AR 72653
                                              Baxter County

Balanced Care Realty at Mansfield, Inc.       2010 Walker Lake Road, Mansfield, OH 44906
                                              Ontario Village, Richland County

                                    EXHIBIT D

                                    BCC Subs

1.       Balanced Care Realty I, Inc.
2.       Balanced Care Realty II, Inc.
3.       Balanced Care Realty III, Inc.
4.       Balanced Care Realty IV, Inc.
5.       Balanced Care Realty V, Inc.
6.       Balanced Care Realty VI, Inc.
7.       Balanced Care Realty VII, Inc.
8.       Balanced Care Realty VIII, Inc.
9.       Balanced Care Realty IX, Inc.
10.      Balanced Care Realty X, Inc.
11.      Balanced Care Realty XI, Inc.
12.      Balanced Care Realty XII, Inc.
13.      Balanced Care Realty XIII, Inc.
14.      Balanced Care Realty XIV, Inc.
15.      Balanced Care Realty XV, Inc.
16.      Balanced Care Realty XVI, Inc.
17.      Balanced Care Realty XVII, Inc.
18.      Balanced Care Realty XVIII, Inc.
19.      Balanced Care Realty XIX, Inc.
20.      Balanced Care Realty XX, Inc.
21.      Balanced Care Realty XXI, Inc.
22.      Balanced Care Realty XXII, Inc.
23.      Balanced Care Realty XXIII, Inc.
24.      Balanced Care Realty XXIV, Inc.
25.      Balanced Care Realty XXV, Inc.
26.      Balanced Care Realty XXVI, Inc.
27.      Balanced Care Realty XXVII, Inc.
28.      Balanced Care Realty XXVIII, Inc.
29.      Balanced Care Realty XXIX, Inc.
30.      Balanced Care Realty XXX, Inc.
31.      Balanced Care Realty XXXI, Inc.
32.      Balanced Care Realty XXXII, Inc.
33.      Balanced Care Realty XXXIII, Inc.
34.      Balanced Care Realty XXXIV, Inc.
35.      Balanced Care Realty XXXV, Inc.
36.      Balanced Care Realty XXXVI, Inc.
37.      Balanced Care Realty XXXVII, Inc.
38.      Balanced Care Realty XXXVIII, Inc.
39.      Balanced Care Realty XXXIX, Inc.